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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 1, 2000



                              INFORMIX CORPORATION
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             (Exact name of registrant as specified in its charter)



           DELAWARE                      0-15325                94-3011736
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  (STATE OR OTHER JURISDICTION OF      (COMMISSION            (IRS EMPLOYER
  INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NO.)


                4100 BOHANNON DRIVE, MENLO PARK, CALIFORNIA 94025
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   (Address of principal executive offices of Registrant, including zip code)


                                 (650) 926-6300
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              (Registrant's telephone number, including area code)


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         On March 1, 2000, Informix Corporation, a Delaware corporation ("Informix"), completed its acquisition of Ardent Software, Inc., a Delaware corporation ("Ardent"), a provider of data integration infrastructure software for data warehouse, business intelligence, and e-business applications (the "Merger"). The Merger occurred pursuant to the terms of an Agreement and Plan of Reorganization dated as of November 30, 1999 (the "Merger Agreement") by and among Informix, Ardent and Iroquois Acquisition Corporation, a wholly-owned subsidiary of Informix. In the Merger, Ardent became a wholly owned subsidiary of Informix and the former stockholders of Ardent received 3.5 shares of Informix Common Stock in exchange for each share of Ardent Common Stock. An aggregate of approximately 70,473,000 shares of Informix Common Stock were issuable pursuant to the Merger. In addition, approximately 18,800,000 shares of Informix Common Stock are issuable in connection with the exercise of options and warrants to purchase Ardent Common Stock that Informix assumed in connection with the Merger. Informix will pay the former Ardent stockholders cash in lieu of any fractional shares that would otherwise be issued in the Merger.

         The Common Stock of Informix issued in the Merger was registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-4 (File No. 333-95305) (the "Registration Statement") which the Securities and Exchange Commission (the "Commission") declared effective on January 27, 2000. The acquisition was structured as a tax-free reorganization and is being accounted as a pooling of interests.

         The Merger is more fully described in Informix's Registration Statement. The Merger Agreement was included as Appendix A to the Joint Proxy Statement/Prospectus contained in the Registration Statement and is incorporated herein by reference as Exhibit 2.1.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The following financial statements filed with the Securities and Exchange Commission by Ardent (File No. 001-13631) are incorporated herein by reference:

                  (i) The consolidated balance sheets of Ardent as of December 31, 1998 and 1997, the consolidated statements of operations, stockholders' equity, comprehensive income (loss) and cash flows for each of the years ended December 31, 1998, 1997 and 1996, the related notes to consolidated financial statements and the Report of Independent Accountants thereon contained in Item 8 of the Annual Report on Form 10-K of Ardent for the year ended December 31, 1998 (but no other portions of such Form 10-K).

                  (ii) The unaudited condensed consolidated balance sheets of Ardent as of September 30, 1999 and December 31, 1998, the unaudited condensed consolidated statements of operations, comprehensive income (loss) and cash flows for the nine months ended September 30, 1999 and 1998, and the related notes to condensed consolidated financial statements contained in the Quarterly

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Report on Form 10-Q of Ardent for the quarter ended September 30, 1999 (but no other portions of such Form 10-Q).

         (b)  PRO FORMA FINANCIAL INFORMATION.

         The unaudited pro forma combined condensed balance sheet as of September 30, 1999 and the unaudited pro forma combined condensed statements of operations for the nine-months ended September 30, 1999 and 1998 and for the years ended December 31, 1998, 1997, 1996 and the related notes to unaudited pro forma combined condensed financial statements are incorporated herein by reference from the section captioned "Unaudited Pro Forma Combined Condensed Financial Statements" on pages 82 through 89 of the Joint Proxy Statement/Prospectus included in the Registration Statement.

         (c)  EXHIBITS

              2.1 Agreement and Plan of Reorganization, dated as of November 30, 1999, by and among Informix Corporation, a Delaware corporation, Iroquois Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Informix, and Ardent Software, Inc., a Delaware corporation (Incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 1999).

              23.1    Consent of Deloitte & Touche LLP, Independent Auditors.

              23.2    Consent of PricewaterhouseCoopers LLP, Independent
                      Accountants.

              99.1    Press Release dated March 1, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 8, 2000

                                   INFORMIX CORPORATION
                                   (Registrant)



                                   /S/ GARY LLOYD
                                   ---------------------------------------------
                                   Gary Lloyd
                                   Vice President, Legal and General Counsel

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